UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 22, 2016

NORDSON CORPORATION
(Exact name of registrant as specified in its charter)
OHIO
(State or other jurisdiction of incorporation or organization)
0-7977	34-0590250
(Commission file number)	(I.R.S. Employer Identification No.)
28601 Clemens Road, Westlake, Ohio
(Address of principal executive offices)
44145
(Zip Code)
(440) 892-1580
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition

On August 22, 2016, Nordson Corporation issued a press release relating to its results of operations for the third quarter of fiscal 2016.  A copy is attached as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits

c.)      Exhibits

99.1   Press release of Nordson Corporation dated August 22, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	August 22, 2016		Nordson Corporation

		By:	/s/ Gregory A. Thaxton
Gregory A. Thaxton
Senior Vice President, Chief
Financial Officer

Form 8-K
Exhibit Index

Exhibit Number

99.1	Press release of Nordson Corporation dated as of August 22, 2016.